UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2019

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On October 30, 2019, SPX FLOW, Inc. (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.
The press release incorporated by reference into this Item 2.02 contains disclosure regarding organic revenue decline, defined as net revenue decline excluding the effects of foreign currency fluctuations. The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance because excluding the effects of currency fluctuations, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period.  In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business.
The press release also contains disclosure regarding net debt, defined as total debt net of debt under a purchase card program and cash and equivalents. The Company views this measure, when read in conjunction with its comparable GAAP amount, as giving investors a useful tool to assess the financial health and leverage of the Company. Additionally, the Company’s management uses this metric as a measure of the Company’s leverage.
In the three and nine months ended September 28, 2019, we recognized (i) restructuring and other related charges of $0.2 million and $7.1 million, respectively, that are described in Note 5 to our condensed consolidated financial statements included in our Quarterly Report on Form 10Q as of and for the three and nine months then ended, (ii) charges and fees of $2.9 million and $6.4 million, respectively, associated with strategic actions, including the further development of the Company’s enterprise strategy, (iii) a gain of $0 and $7.8 million, respectively, classified as a component of “Other Income (Expense)”, related to an increase in the fair value (net asset value) of an investment in an equity security, (iv) an asset impairment charge of $10.8 million in the three and nine month periods which resulted from management’s decision to market a corporate asset for sale, and (v) certain discrete income tax charges (benefits) recognized in the three and nine month periods that are described further in Note 13 to the condensed consolidated financial statements referred to above. To aid investors who seek comparability period-to-period, the Company, in the press release and related schedules incorporated by reference into this Item 2.02, adjusted certain metrics to exclude these items as well as the effects of the results of discontinued operations. These metrics include disclosure of:

(i)	EBITDA, which is defined as net income (loss) attributable to SPX FLOW, Inc. excluding the income tax provision (benefit), net interest expense and depreciation and amortization; and

(ii)
adjusted diluted earnings per share (“EPS”), which is defined as diluted earnings (loss) per share attributable to SPX FLOW, Inc. excluding the dilutive EPS effects of discontinued operations, as well as (i) certain restructuring and other related charges, net of tax, (ii) charges and fees associated with strategic actions, net of tax, (iii) the fair value adjustment related to an investment in an equity security, net of tax, (iv) the impairment of a corporate asset held for sale, net of tax, and (v) discrete tax charges (benefits), each as described above.

The Company views each of the above measures, when read in conjunction with its comparable GAAP number or amount, as giving investors a useful tool to assess the health and prospects of the Company. Additionally, the Company’s management uses each of these adjusted metrics as a measure of the Company’s performance.
The press release also contains disclosure regarding free cash flow from operations, defined as net cash from operations reduced by cash paid for capital expenditures. The Company’s management believes that free cash flow from operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since the measure provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. In addition, although the use of free cash flow from operations is limited by the fact that the measure can exclude certain cash items within management’s discretion, free cash flow from operations is a factor used by the Company’s management in internal evaluations of the overall performance of its business.
None of the non-GAAP measures described above is a measure of financial performance under accounting principles generally accepted in the United States (“GAAP”), and such measures should not be considered a substitute for, and should be used in combination with, the GAAP number or amount from which each is reconciled. Non-GAAP measures used by the Company may not be comparable to similarly titled measures reported by other companies.
Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers or amounts referred to above, and for the reconciliations of these numbers or amounts from their respective most comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated October 30, 2019, furnished solely pursuant to Item 2.02 of Form 8-K.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: October 30, 2019	By:	/s/ Jaime M. Easley
Jaime M. Easley
Vice President, Chief Financial Officer and Chief Accounting Officer